SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

WARPSPEED TAXI INC.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

199 East Pearl Avenue, Suite 103, Post Office Box 4430,

Jackson, Wyoming 83001

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (307) 316-8780

Former Address: Shiriki House Office Community,

3rd Floor Westside Towers Lower Kabete Road, Westlands Nairobi, Kenya

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01Changes in Control of Registrant.

On June 11, 2025, Ulixe One Corp., a Wyoming corporation (the “Purchaser”), entered into a stock purchase agreement (the “Purchase Agreement”) with three stockholders (the “Stockholders”) of WarpSpeed Taxi Inc. (the “Company”) pursuant to which the Purchaser agreed to acquire an aggregate of 125,040,000 shares of the Company’s common stock directly from such Stockholders (the “Sale Shares”). The Stockholders that were party to the Purchase Agreement were Limitless Projects Inc., Salim Rahim Punja Rana, and Daniel Okelo (collectively, the “Sellers”). Mr. Okelo is the former President, Chief Executive Officer, Chief Financial Officer, principal accounting officer and director of the Company. The transactions contemplated by the Purchase Agreement were consummated on June 13, 2025 (the “Closing”) and as a result of the transaction, the Purchaser now directly owns approximately 89% of the Company’s voting securities and has acquired control of the Company.

The Purchaser paid an aggregate of $475,000.00 in cash as consideration for the Sale Shares. The payments were funded directly by the Purchaser. As described in further detail in response to Item 5.02 of this Current Report on Form 8-K, pursuant to the Purchase Agreement, effective upon the Closing, the sole director and executive officer of the Company resigned from all positions with the Company and new directors and officers were appointed in his place.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing of the change in control described in Item 5.01 of this Current Report on Form 8-K, Daniel Okelo, who previously served as the sole director and executive officer of the Company, resigned from all positions with the Company, effective June 13, 2025. Mr. Okelo’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Effective as of the same date, the Company appointed Mario Manzo, Vito Di Somma, and Leonardo Prati Lucca Ardizzoni to the board of directors. Each director will serve until his successor is duly elected and qualified or until his earlier resignation or removal. The Company has not yet determined committee assignments for any of the newly appointed directors. Also, effective June 13, 2025, Vito Di Somma was appointed to serve as the Company’s President, Treasurer, and Secretary.

There are no compensation arrangements, plans, or agreements entered into in connection with the appointments of the new directors or officers of the Company. Additionally, there are no arrangements or understandings between any newly appointed director or officer and any other person pursuant to which such individuals were selected, other than their designation by the Company pursuant to the Purchase Agreement and there are no family arrangements between any of the newly appointed directors and officer and any other director or executive officer of the Company. There are no transactions of the kind requiring disclosure under Item 404(a) of Regulation S-K to which any of the newly appointed directors or officer was a participant. Biographical information about the new officer and directors of the Company is set forth below.

Mario Manzo, age 66, is a business strategist with over 35 years of leadership experience in innovation, digital transformation, and corporate sustainability. He founded Eticomm, a consultancy focused on sustainability strategy, in March 2025 and continues to serve on its board of directors. Since 2008, he has held senior roles at Fondazione Piemonte Innova, including Executive Vice President. Mr. Manzo has served on the board of AIRI since May 2022 and Praesidium since April 2022. He previously held executive positions at Alkemy Iberia (2022–2024), Wellnet (2018–2021), Warrant Hub (TINEXTA) (2018–2020), and Reply Group (2010–2013). He is also the founder and CEO of eXperience Cloud Consulting (XCC), founded in 2019, and Moving Business Forward (MBF), founded in 2017. He holds a degree in Chemical Engineering and an MBA from Henley Management College and Brunel University, a Master’s Degree in Business Law from the University of St. Gallen, and has completed executive programs at SDA Bocconi School of Business and Harvard Business School.

Vito Di Somma, age 64, is a technology and operations executive with more than 30 years of experience in enterprise-level information technology systems and corporate management. He currently serves as sole director of Ulixe Italy S.r.l. (an affiliate of the Company) and its group companies, a role he has held since January 2024, overseeing strategic planning, financial reporting, and regulatory compliance. Mr. Di Somma previously held senior roles at IBM Italia SpA (July 1999 to October 2015) and served as General Manager of Scientificware Srl, an IT subsidiary of the Ulixe Group (November 2015 until December 2023). He holds a degree in Electronic Engineering from the University of Naples Federico II and has completed certifications with IBM, HP, and SUN.

Leonardo Prati Lucca Ardizzoni, Swiss and Italian citizen, age 48, is an accomplished attorney with a strong academic and professional background in international corporate, commercial, and tax law. He is admitted to the bar in both Italy and Switzerland, and is a member of the Swiss Chartered Accountant association as well as the Society of Trust and Estate Practitioners (STEP). Mr. Lucca Ardizzoni’s career spans roles in international law firms and consulting companies in Switzerland and London, where he has developed deep expertise in cross-border legal, corporate and tax matters. In 2014, he founded Trustnet SA, a Swiss consulting firm specializing in Swiss and international corporate, legal, and tax advisory and services, as well as asset structuring, wealth management, estate, and inheritance planning. He also serves as Director of AMB Private Trustee SA, a fully FINMA-licensed Swiss trustee company, where he acts as trustee and protector. He holds a law degree from the University of Insubria (Italy), a postgraduate Executive Master’s Degree in International Corporate and Tax Law from Bocconi University (Italy), and a postgraduate Executive Master’s degree in Swiss Corporate and Commercial Law from Centro Studi Bancari Villa Negroni (Switzerland). Mr. Lucca Ardizzoni also is actively involved in small-cap private equity investments and holds board positions in various Swiss companies.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WarpSpeed Taxi Inc.

Date:	June 20, 2025	By:	/s/ Vito Di Somma
		Name:	Vito Di Somma
		Title:	President